(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
December 31, 2001


Merrill Lynch
Developing
Capital Markets
Fund, Inc.


www.mlim.ml.com


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


Merrill Lynch Developing Capital Markets Fund, Inc.


Asset Allocation
As a Percentage* of
Net Assets as of
December 31, 2001


                         Percent of
Country                  Net Assets

Venezuela                    0.2%
Brazil                      11.4
Hungary                      1.3
Poland                       1.1
Russia                       6.6
Turkey                       1.0
India                        5.9
Thailand                     2.5
China                        4.6
Hong Kong                    1.9
South Korea                 17.9
Mexico                      10.2
Chile                        1.8
Peru                         1.3
Egypt                        0.1
South Africa                 8.5
Israel                       2.6
Malaysia                     4.5
Indonesia                    1.1
Taiwan                      15.0
Philippines                  0.9


*Total may not equal 100%.



Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


DEAR SHAREHOLDER


For the six-month period ended December 31, 2001 Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -2.20%, -2.81%, -2.72% and -2.32%, respectively. (Investment results shown do not reflect sales charges. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) This compared to the -0.74% return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index for the same six-month period.


Investment Overview
The second half of 2001 proved to be a very mixed period for the Fund. A worsening global economic outlook and the immediate aftermath of the September 11 terrorist attacks saw this asset class suffer substantially during the first part of the period. The uncertainty created by the terrorist attacks led to swift and dramatic sell-offs in developed markets and developing markets followed their lead as risk aversion rose. However, after the initial shock wore off, most markets recovered strongly aided by two additional factors. First, the military campaign in Afghanistan began to bear fruit. Investors' confidence in the ability of the international coalition to avoid substantial losses and a prolonged campaign increased. Second, US economic data suggested that the impact on consumer spending may have been less than initially feared, raising hopes for a recovery in economic activity in 2002.

As the period progressed, those sectors and markets that were most sensitive to economic recovery began to outperform. North Asian markets did particularly well with South Korea leading the way, rising by more than 25% during the period. A less pessimistic outlook for global growth was a major factor in its recovery, however, domestic factors also proved significant. Taiwan also performed well, boosted by improved global sentiment toward technology. Emerging European and Middle Eastern Markets offered some strong returns over the period. In Hungary the market was strong, led by the telecommunications sector, and in Russia declining risk premia overwhelmed the impact of lower oil prices, as Russian debt continued to make substantial gains. In contrast, the South African market had a difficult period with rand weakness a constant factor, depressing US dollar returns. On the whole, Latin American markets underperformed their Asian and emerging European counterparts. Argentina suffered throughout the period and the long-awaited collapse of convertibility occurred just prior to year end. Brazil was arguably one of the most oversold markets in the immediate aftermath of September 11, as concerns over Argentina and increasing risk aversion took their toll on the market. However, the Brazilian market began to decouple itself from events south of the border as the period developed and sovereign spreads narrowed sharply and the currency recovered. In Mexico, data continued to confirm that the economy was slowing dramatically.

We repositioned the portfolio mid-period as our optimism toward an early global economic recovery increased. This strategy proved fairly rewarding during the final quarter of 2001. We heavily increased exposure to the North Asian markets of Taiwan and South Korea, both of which are particularly attuned to improving global growth. We also increased exposure to Brazil, moving from an underweighted position to an overweighted postion. This reflected our belief that valuations had become exceptionally attractive and the worst outcome for Argentina had been reflected in prices. Not only did we increase the exposure but also the beta of the Brazilian assets was increased through purchases in the telecommunications sector. These additions were funded through sales in positions in China, Mexico and South Africa. We reduced our position in China because of its perception as a defensive market, being more immune to global growth. In Mexico, strong relative performance against a backdrop of lower oil prices and a deteriorating growth outlook, coupled with an overvalued currency, caused us to pull back. In South Africa, the falling rand meant that the outlook for the financial sector had deteriorated.


In Conclusion
It is tempting, after the strong recovery witnessed over the last few months, to become more cautious about the outlook for developing capital markets. Clearly, investors have become more optimistic about the prospects for economic recovery in 2002 and arguably valuations in the major markets already discount a large part of that earnings recovery. Indeed, we are currently reviewing a number of positions where the market may presently be becoming too optimistic and there is substantial earnings risk. However, we believe that we are currently at the best part of the global economic cycle for this asset class. Liquidity is plentiful, risk-aversion appears to be reducing and global economic recovery looks to be on the horizon. Although given the recent outperformance of the asset class, there is some risk of a short-term correction, if we combine these factors with what are still very attractive valuation levels, in both absolute and relative terms, any correction should be viewed as an opportunity to accumulate.

We thank you for your interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn )
Terry K. Glenn
President and Director



(David Soden)
David Soden
Portfolio Manager



(Josephine Ragni)
Josephine Ragni
Portfolio Manager



(Nicholas Moakes)
Nicholas Moakes
Portfolio Manager



February 8, 2002


We are pleased to announce that David Soden, Josephine Ragni and Nicholas Moakes of Merrill Lynch Asset Management UK Limited (MLAM
UK) have been named Portfolio Managers of Merrill Lynch Developing Capital Markets Fund, Inc. and are responsible for the day-to-day management of the Fund. Mr. Soden has been employed at Merrill Lynch Investment Managers, Limited (MLIML), an affiliate of the Manager and MLAM UK since 1996. Ms. Ragni has been employed at MLIML since 1998. Prior thereto, she was employed at Foreign & Colonial from 1993 to 1997. Mr. Moakes joined MLIML in 2000. Prior thereto, he was employed at Baring Asset Management from 1996 to 2000. Mr. Moakes is a CFA R charterholder.


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/01                    +0.69%         -4.60%
Five Years Ended 12/31/01                  -5.62          -6.63
Ten Years Ended 12/31/01                   +2.20          +1.65

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 12/31/01                    -0.51%         -4.49%
Five Years Ended 12/31/01                  -6.63          -6.98
Inception (7/01/94) to 12/31/01            -3.29          -3.29

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 12/31/01                    -0.41%         -1.41%
Five Years Ended 12/31/01                  -6.62          -6.62
Inception (10/21/94) to 12/31/01           -5.27          -5.27

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class D Shares*                      Sales Charge     Sales Charge**

One Year Ended 12/31/01                    +0.40%         -4.87%
Five Years Ended 12/31/01                  -5.86          -6.87
Inception (10/21/94) to 12/31/01           -4.51          -5.22

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*

                                                                                                    Ten-Year/
                                                               6-Month            12-Month       Since Inception
As of December 31, 2001                                      Total Return       Total Return       Total Return
ML Developing Capital Markets Fund Class A Shares                -2.20%             +0.69%            +24.32%
ML Developing Capital Markets Fund Class B Shares                -2.81              -0.51             -22.17
ML Developing Capital Markets Fund Class C Shares                -2.72              -0.41             -32.25
ML Developing Capital Markets Fund Class D Shares                -2.32              +0.40             -28.23

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class A
Shares, from 7/01/94 for Class B Shares and from 10/21/94 for
Class C & Class D Shares.



PORTFOLIO INFORMATION


Ten Largest Equity Holdings                    Percent of
As of December 31, 2001                        Net Assets

Samsung Electronics                                4.6%
Taiwan Semiconductor Manufacturing Company         3.6
China Mobile (Hong Kong) Limited                   3.4
Petroleo Brasileiro SA--Petrobras (Preferred)      3.0
United Microelectronics Corporation, Ltd.          2.9
Anglo American PLC                                 2.8
Kookmin Bank                                       2.7
Telefonos de Mexico SA (ADR)                       2.1
RAO Unified Energy System (Registered S)(GDR)      2.0
America Movil SA de CV 'L' (ADR)                   1.9



Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                        (in US dollars)

                                      Shares                                                                     Percent of
AFRICA         Industries              Held                          Investments                       Value     Net Assets
South          Banks                  391,757  FirstRand Limited                                     $     243,317     0.3%
Africa                                 23,183  Nedcor Limited                                              240,044      0.3
                                                                                                     -------------    -----
                                                                                                           483,361      0.6

               Beverages               49,816  South African Breweries PLC                                 328,092      0.4

               IT Consulting &        275,985  ++Dimension Data Holdings PLC                               329,019      0.4
               Services

               Insurance              211,400  Old Mutual PLC                                              265,241      0.3
                                      324,000  Sanlam Limited                                              248,504      0.3
                                                                                                     -------------    -----
                                                                                                           513,745      0.6

               Metals & Mining        151,060  Anglo American PLC                                        2,307,144      2.8
                                       20,600  Anglo American Platinum Corporation Limited                 762,518      0.9
                                       23,849  AngloGold Limited (ADR)(a)                                  430,713      0.5
                                        5,981  Impala Platinum Holdings Limited                            280,327      0.4
                                                                                                     -------------    -----
                                                                                                         3,780,702      4.6

               Oil & Gas               78,500  Sasol Limited                                               689,779      0.9

               Paper & Forest          34,700  Sappi Limited                                               347,145      0.4
               Products

               Specialty Retail        50,700  Imperial Holdings Limited                                   238,389      0.3

               Wireless               186,200  M-Cell Limited                                              204,905      0.3
               Telecommunication
               Services
                                               Total Investments in Africa (Cost--$8,415,076)            6,915,137      8.5


EUROPE

Hungary        Banks                    3,933  OTP Bank Rt. (GDR)(b)                                       230,080      0.3

               Diversified             34,010  Magyar Tavkozlesi Rt (ADR)(a)                               577,830      0.7
               Telecommunication
               Services

               Pharmaceuticals          4,421  Gedeon Richter (GDR)(b)                                     234,313      0.3

                                               Total Investments in Hungary                              1,042,223      1.3


Poland         Banks                   19,110  ++Bank Pekao SA (Registered S)(GDR)(b)                      386,341      0.5
                                            8  ++Bank Polska Kasa Opieki Grupa Pekao SA                        162      0.0
                                                                                                     -------------    -----
                                                                                                           386,503      0.5

               Diversified             96,600  ++Telekomunikacja Polska SA (GDR)(b)                        338,100      0.4
               Telecommunication
               Services

               Oil & Gas               20,040  Polski Koncern Naftowy Orlen SA (GDR)(b)                    192,683      0.2

                                               Total Investments in Poland                                 917,286      1.1


Russia         Electric               106,996  RAO Unified Energy System (Registered S)(GDR)(b)          1,669,138      2.0
               Utilities

               Oil & Gas               29,841  LUKoil Holding (ADR)(a)                                   1,462,018      1.8
                                       97,058  Surgutneftegaz (ADR)(a)                                   1,504,399      1.9
                                        9,766  YUKOS (ADR)(a)                                              761,748      0.9
                                                                                                     -------------    -----
                                                                                                         3,728,165      4.6

                                               Total Investments in Russia                               5,397,303      6.6


                                               Total Investments in Europe (Cost--$6,873,917)            7,356,812      9.0


LATIN AMERICA

Brazil         Banks               10,959,009  Banco Itau SA (Preferred)                                   834,744      1.0
                                       22,978  Uniao de Bancos Brasileiros SA (Unibanco)(GDR)(b)           512,409      0.6
                                                                                                     -------------    -----
                                                                                                         1,347,153      1.6

               Diversified              6,966  Brasil Telecom Participacoes SA (ADR)(a)                    288,950      0.4
               Telecommunication   33,761,826  Embratel Participacoes SA                                   159,275      0.2
               Services                61,984  Embratel Participacoes SA (ADR)(a)                          257,853      0.3
                                    7,460,761  Tele Norte Leste Participacoes SA                            98,487      0.1
                                       27,181  Telecomunicacoes Brasileiras SA--Telebras
                                               (Preferred Block) (ADR)(a)                                1,087,240      1.3
                                                                                                     -------------    -----
                                                                                                         1,891,805      2.3

               Electric            30,249,746  ++Companhia Energetica de Minas Gerais
               Utilities                       SA--CEMIG (Preferred)                                       432,046      0.5
                                       60,396  Companhia Paranaense de Energia-Copel (ADR)(a)              439,151      0.6
                                   12,025,641  Eletropaulo Metropolitana SA                                405,973      0.5
                                                                                                     -------------    -----
                                                                                                         1,277,170      1.6

               Food & Drug             16,443  ++Companhia Brasileira de Distribuicao Grupo
               Retailing                       Pao de Acucar (ADR)(a)                                      361,746      0.4

               Metals & Mining         18,649  Companhia Vale do Rio Doce (ADR)(a)                         440,303      0.5

               Oil & Gas              109,823  Petroleo Brasileiro SA--Petrobras (Preferred)             2,431,269      3.0

               Paper & Forest          14,176  Aracruz Celulose SA (ADR)(a)                                257,720      0.3
               Products                 5,400  ++Votorantim Celulose e Papel SA (ADR)(a)                    95,310      0.1
                                                                                                     -------------    -----
                                                                                                           353,030      0.4

               Wireless            10,809,025  Tele Centro Sul Participacoes SA                             83,459      0.1
               Telecommunication       31,386  Tele Norte Leste Participacoes SA (ADR)(a)                  490,563      0.6
               Services            83,429,095  Telemig Celular Participacoes SA                            238,317      0.3
                                       12,189  Telemig Celular Participacoes SA (ADR)(a)                   458,550      0.6
                                                                                                     -------------    -----
                                                                                                         1,270,889      1.6

                                               Total Investments in Brazil                               9,373,365     11.4


Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                            (in US dollars)

LATIN AMERICA                         Shares                                                                     Percent of
(concluded)    Industries              Held                          Investments                       Value     Net Assets
Chile          Diversified             48,716  ++Compania de Telecomunicaciones de Chile
               Telecommunication               SA (ADR)(a)                                           $     655,717     0.8%
               Services

               Electric                26,032  Empresa Nacional de Electricidad S.A.
               Utilities                       (Endesa)(ADR)(a)                                            270,212      0.4
                                       14,052  Enersis SA (ADR)(a)                                         186,892      0.2
                                                                                                     -------------    -----
                                                                                                           457,104      0.6

               Metals & Mining         45,300  Antofagasta PLC                                             348,768      0.4

                                               Total Investments in Chile                                1,461,589      1.8


Mexico         Banks                  898,838  ++Grupo Financiero Bancomer, SA de CV 'O'                   819,576      1.0

               Beverages               11,089  Coca-Cola Femsa SA (ADR)(a)                                 222,556      0.3
                                        9,035  Fomento Economico Mexicano, SA de CV (ADR)(a)               312,159      0.4
                                      198,496  Grupo Modelo, SA de CV 'C'                                  445,985      0.5
                                                                                                     -------------    -----
                                                                                                           980,700      1.2

               Construction            40,597  Cemex SA de CV (ADR)(a)                                   1,002,746      1.2
               Materials

               Diversified             49,525  Telefonos de Mexico SA (ADR)(a)                           1,734,365      2.1
               Telecommunication
               Services

               Industrial             143,754  ++Grupo Carso SA de CV 'A1'                                 479,781      0.6
               Conglomerates

               Media                1,243,346  TV Azteca, SA de CV                                         509,896      0.6

               Multiline Retail       342,002  Wal-Mart de Mexico SA de CV 'V'                             932,546      1.1

               Paper & Forest         125,539  Kimberly-Clark de Mexico, SA de CV 'A'                      376,542      0.5
               Products

               Wireless                78,954  America Movil SA de CV 'L' (ADR)(a)                       1,538,024      1.9
               Telecommunication
               Services
                                               Total Investments in Mexico                               8,374,176     10.2


Peru           Metals & Mining         50,721  Compania de Minas Buenaventura SA (ADR)(a)                1,051,446      1.3

                                               Total Investments in Peru                                 1,051,446      1.3


Venezuela      Diversified             11,674  Compania Anonima Nacional Telefonos de Venezuela
               Telecommunication               (CANTV)(ADR)(a)                                             164,020      0.2
               Services

                                               Total Investments in Venezuela                              164,020      0.2


                                               Total Investments in Latin America
                                               (Cost--$19,995,551)                                      20,424,596     24.9


MIDDLE EAST

Egypt          Banks                    4,900  Commercial International Bank (GDR)(b)(c)                    27,685      0.0

               Pharmaceuticals         27,059  Egyptian International Pharmaceutical
                                               Industries Company                                           48,972      0.1

                                               Total Investments in Egypt                                   76,657      0.1


Israel         Banks                  169,188  Bank Hapoalim                                               364,299      0.4
                                      196,689  Bank Leumi Le-Israel                                        381,163      0.5
                                                                                                     -------------    -----
                                                                                                           745,462      0.9

               Diversified            219,407  ++Bezeq Israeli Telecommunication
               Telecommunication               Corporation Ltd.                                            296,388      0.4
               Services

               IT Consulting &         17,532  ++Check Point Software Technologies Ltd.                    699,351      0.8
               Services

               Internet Software        4,400  ++RADWARE Ltd.                                               56,672      0.1
               & Services

               Pharmaceuticals          5,454  Teva Pharmaceutical Industries Ltd. (ADR)(a)                336,130      0.4

                                               Total Investments in Israel                               2,134,003      2.6


Turkey         Banks              132,148,552  ++Yapi ve Kredi Bankasi AS                                  404,166      0.5

               Diversified         70,544,000  ++Haci Omer Sabanci Holdings AS                             383,022      0.5
               Financials

                                               Total Investments in Turkey                                 787,188      1.0


                                               Total Investments in the Middle East
                                               (Cost--$3,364,905)                                        2,997,848      3.7


PACIFIC
BASIN/ASIA

China          Computers &            830,200  Legend Holdings Limited                                     423,197      0.5
               Peripherals

               Electric Utilities     870,000  Huaneng Power International, Inc. 'H'                       524,372      0.7

               Wireline               794,600  ++China Mobile (Hong Kong) Limited                        2,797,134      3.4
               Telecommunication
               Services
                                               Total Investments in China                                3,744,703      4.6


Hong Kong      Automobiles          1,722,000  Brilliance China Automotive Holdings Limited                315,785      0.4

               Industrial             258,000  Citic Pacific Limited                                       574,039      0.7
               Conglomerates

               Oil & Gas              412,000  CNOOC Limited                                               388,335      0.4

               Specialty Retail       720,000  Giordano International Limited                              318,547      0.4

                                               Total Investments in Hong Kong                            1,596,706      1.9


India          Automobiles             87,180  Hero Honda Motors Ltd.                                      453,256      0.6

               Banks                  116,050  State Bank of India                                         439,339      0.5

               Chemicals              116,108  Reliance Industries Ltd.                                    734,765      0.9
                                          110  ++Reliance Industries Ltd.
                                               (Compulsory Demat Shares)                                       696      0.0
                                                                                                     -------------    -----
                                                                                                           735,461      0.9

               Construction &          73,500  Larsen & Toubro Ltd.                                        291,744      0.4
               Engineering


               Diversified                 50  ICICI Ltd.                                                       46      0.0
               Financials

               Diversified             50,000  Videsh Sanchar Nigam Ltd.                                   213,864      0.3
               Telecommunication
               Services


Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                            (in US dollars)

PACIFIC BASIN/ASIA                    Shares                                                                     Percent of
(continued)    Industries              Held                          Investments                       Value     Net Assets
India          Electric Utilities         432  BSES Ltd.                                             $       1,777     0.0%
(concluded)
               Household Products     202,960  Hindustan Lever Ltd.                                        941,352      1.1

               IT Consulting &         11,911  Infosys Technologies Limited                              1,006,235      1.2
               Services

               Metals & Mining         21,100  Hindalco Industries Ltd.                                    279,962      0.3

               Pharmaceuticals         12,400  Dr. Reddy's Laboratories Limited                            237,470      0.3
                                       17,400  Ranbaxy Laboratories Limited                                249,110      0.3
                                                                                                     -------------    -----
                                                                                                           486,580      0.6

                                               Total Investments in India                                4,849,616      5.9


Indonesia      Diversified          1,824,500  PT Telekomunikasi Indonesia                                 561,385      0.7
               Telecommunication
               Services

               Tobacco              1,126,000  PT Hanjaya Mandala Sampoerna Tbk                            346,462      0.4

                                               Total Investments in Indonesia                              907,847      1.1


Malaysia       Automobiles            204,800  Perusahaan Otomobil Nasional Berhad                         433,853      0.5

               Banks                  174,421  Malayan Banking Berhad                                      380,972      0.5
                                      478,200  Public Bank Berhad 'Foreign'                                335,998      0.4
                                                                                                     -------------    -----
                                                                                                           716,970      0.9

               Construction &         312,000  IJM Corporation Bhd                                         349,768      0.4
               Engineering

               Diversified            198,500  Telekom Malaysia Berhad                                     538,039      0.7
               Telecommunication
               Services

               Hotels, Restaurants    228,000  Resorts World Berhad                                        369,000      0.4
               & Leisure

               Industrial             236,400  Sime Darby Berhad                                           304,832      0.4
               Conglomerates

               Marine                 264,000  Malaysia International Shipping Corporation
                                               Berhad 'Foreign'                                            479,368      0.6

               Tobacco                 51,180  British American Tobacco Berhad                             498,332      0.6

                                               Total Investments in Malaysia                             3,690,162      4.5


Philippines    Diversified             32,100  Philippine Long Distance Telephone Company                  259,724      0.3
               Telecommunication
               Services

               Real Estate          3,575,800  SM Prime Holdings, Inc.                                     436,580      0.6

                                               Total Investments in the Philippines                        696,304      0.9


South Korea    Automobiles             27,443  Hyundai Motor Company Ltd.                                  562,023      0.7

               Banks                   58,152  Kookmin Bank                                              2,204,781      2.7
                                       49,800  ++Shinhan Financial Group Co., Ltd.                         665,390      0.8
                                                                                                     -------------    -----
                                                                                                         2,870,171      3.5

               Diversified             22,384  ++Samsung Securities Company Ltd.                           815,435      1.0
               Financials

               Diversified              5,450  Korea Telecom Corporation                                   207,254      0.3
               Telecommunication        9,427  Korea Telecom Corporation (ADR)(a)                          191,651      0.2
               Services                                                                              -------------    -----
                                                                                                           398,905      0.5

               Electric Utilities      74,790  Korea Electric Power Corporation                          1,235,587      1.5

               Electronic               8,000  Samsung Display Devices Co., Ltd.                           353,255      0.4
               Equipment &             13,900  Samsung Electro Mechanics Co., Ltd.                         463,510      0.6
               Instruments                                                                           -------------    -----
                                                                                                           816,765      1.0

               Metals & Mining         15,300  Pohang Iron & Steel Company Ltd.                          1,421,089      1.8

               Multiline Retail         4,800  Shinsegae Co., Ltd.                                         507,956      0.6

               Semiconductor           17,891  Samsung Electronics                                       3,800,220      4.6
               Equipment &
               Products

               Wireless                 5,190  SK Telecom Co., Ltd.                                      1,058,942      1.3
               Telecommunication       53,656  SK Telecom Co., Ltd. (ADR)(a)(c)                          1,160,043      1.4
               Services                                                                              -------------    -----
                                                                                                         2,218,985      2.7

                                               Total Investments in South Korea                         14,647,136     17.9


Taiwan         Banks                1,275,000  ++China Development Financial Holding Corporation           856,316      1.1
                                       24,000  ++China Development Financial Holding Corporation
                                               (Preferred)                                                  11,523      0.0
                                      771,000  ++Taishin International Bank                                285,352      0.3
                                      943,200  United World Chinese Commercial Bank                        568,777      0.7
                                                                                                     -------------    -----
                                                                                                         1,721,968      2.1

               Chemicals              972,400  Nan Ya Plastic Corporation                                  744,793      0.9

               Computers &            153,850  Asustek Computer Inc.                                       672,737      0.8
               Peripherals            636,793  Compal Electronics Inc.                                     804,408      1.0
                                                                                                     -------------    -----
                                                                                                         1,477,145      1.8

               Electronic             275,700  Hon Hai Precision Industry                                1,260,703      1.5
               Equipment &
               Instruments

               Insurance              317,784  ++Cathay Financial Holding Co., Ltd.                        517,682      0.6

               Metals & Mining      1,251,000  China Steel Corporation                                     488,029      0.6

               Semiconductor        1,180,374  ++Taiwan Semiconductor Manufacturing Company              2,951,778      3.6
               Equipment &          1,601,480  ++United Microelectronics Corporation, Ltd.               2,334,252      2.9
               Products               104,300  ++Via Technologies Inc.                                     423,281      0.5
                                                                                                     -------------    -----
                                                                                                         5,709,311      7.0

               Wireless               287,400  ++Taiwan Cellular Corp.                                     383,581      0.5
               Telecommunication
               Services

                                               Total Investments in Taiwan                              12,303,212     15.0


Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                            (in US dollars)

PACIFIC BASIN/ASIA                    Shares                                                                     Percent of
(concluded)    Industries              Held                          Investments                       Value     Net Assets
Thailand       Banks                  560,300  ++Bangkok Bank Public Company Limited 'Foreign'       $     623,893     0.8%

               Construction            28,700  ++The Siam Cement Public Company Limited                    342,609      0.4
               Materials

               Household Durables     423,800  ++Land and Houses Public Company Limited
                                               'Foreign' (Registered)                                      373,688      0.4

               Media                   70,300  BEC World Public Company Limited 'Foreign'                  327,420      0.4

               Wireless             1,104,700  ++Shin Corporation Public Company Limited 'Foreign'         389,630      0.5
               Telecommunication
               Services

                                               Total Investments in Thailand                             2,057,240      2.5


                                               Total Investments in the Pacific Basin/Asia
                                               (Cost--$40,642,836)                                      44,492,926     54.3


               Total Investments (Cost--$79,292,285)                                                    82,187,319    100.4
               Liabilities in Excess of Other Assets                                                     (287,565)    (0.4)
                                                                                                     -------------   ------
               Net Assets                                                                            $  81,899,754   100.0%
                                                                                                     =============   ======

++Non-income producing security.
(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES


                As of December 31, 2001
Assets:         Investments, at value (identified cost--$79,292,285)                                         $   82,187,319
                Foreign cash                                                                                        232,293
                Receivables:
                   Dividends                                                               $      139,492
                   Securities sold                                                                112,454
                   Capital shares sold                                                             23,935           275,881
                                                                                           --------------
                Prepaid registration fees and expenses                                                               60,040
                                                                                                             --------------
                Total assets                                                                                     82,755,533
                                                                                                             --------------

Liabilities:    Payables:
                   Custodian bank                                                                 319,253
                   Capital shares redeemed                                                        293,416
                   Investment adviser                                                              68,633
                   Distributor                                                                     33,389           714,691
                                                                                           --------------
                Accrued expenses                                                                                    141,088
                                                                                                             --------------
                Total liabilities                                                                                   855,779
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $   81,899,754
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                             $     330,175
                Class B Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   313,633
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                    68,251
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   109,850
                Paid-in capital in excess of par                                                                332,995,092
                Accumulated investment loss--net                                                                (1,413,547)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                                    (253,386,577)
                Unrealized appreciation on investments and foreign currency
                transactions--net                                                                                 2,882,877
                                                                                                             --------------
                Net assets                                                                                   $   81,899,754
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $33,764,989 and 3,301,752
Value:                   shares outstanding                                                                  $        10.23
                                                                                                             ==============
                Class B--Based on net assets of $30,435,945 and 3,136,328
                         shares outstanding                                                                  $         9.70
                                                                                                             ==============
                Class C--Based on net assets of $6,596,829 and 682,511
                         shares outstanding                                                                  $         9.67
                                                                                                             ==============
                Class D--Based on net assets of $11,101,991 and 1,098,495
                         shares outstanding                                                                  $        10.11
                                                                                                             ==============

See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


CONSOLIDATED STATEMENT OF OPERATIONS


                For the Six Months Ended December 31, 2001
Investment      Dividends (net of $121,922 foreign withholding tax)                                          $      547,872
Income:         Interest                                                                                             15,580
                                                                                                             --------------
                Total income                                                                                        563,452
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $      410,537
                Account maintenance and distribution fees--Class B                                155,557
                Custodian fees                                                                     87,911
                Transfer agent fees--Class B                                                       74,974
                Professional fees                                                                  71,172
                Transfer agent fees--Class A                                                       68,779
                Accounting services                                                                45,364
                Printing and shareholder reports                                                   34,618
                Account maintenance and distribution fees--Class C                                 33,581
                Registration fees                                                                  30,474
                Directors' fees and expenses                                                       25,529
                Transfer agent fees--Class D                                                       21,877
                Transfer agent fees--Class C                                                       16,673
                Account maintenance fees--Class D                                                  13,321
                Pricing fees                                                                        3,038
                Other                                                                               8,666
                                                                                           --------------
                Total expenses                                                                                    1,102,071
                                                                                                             --------------
                Investment loss--net                                                                              (538,619)
                                                                                                             --------------

Realized &      Realized loss from:
Unrealized         Investments--net (net of $12,977 withholding tax on
Gain (Loss)        foreign capital gains)                                                    (15,524,432)
on Investments     Foreign currency transactions--net                                           (266,614)      (15,791,046)
& Foreign                                                                                  --------------
Currency        Change in unrealized appreciation/depreciation on:
Transactions       Investments--net                                                            12,692,703
--Net:             Foreign currency transactions--net                                              11,101        12,703,804
                                                                                           --------------    --------------
                Net Decrease in Net Assets Resulting from Operations                                         $  (3,625,861)
                                                                                                             ==============

See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             December 31,         June 30,
Increase (Decrease) in Net Assets:                                                               2001               2001
Operations:     Investment loss--net                                                       $    (538,619)    $    (599,392)
                Realized loss on investments and foreign currency transactions--net          (15,791,046)       (8,519,830)
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net                                             12,703,804      (33,458,181)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from operations                          (3,625,861)      (42,577,403)
                                                                                           --------------    --------------

Capital Share   Net decrease in net assets derived from capital share transactions           (12,552,064)      (59,695,307)
Transactions:                                                                              --------------    --------------

Net Assets:     Total decreasein net assets                                                  (16,177,925)     (102,272,710)
                Beginning of period                                                            98,077,679       200,350,389
                                                                                           --------------    --------------
                End of period*                                                             $   81,899,754    $   98,077,679
                                                                                           ==============    ==============

                *Accumulated investment loss (accumulated distributions in
                excess of investment income)--net                                          $  (1,413,547)    $    (874,928)
                                                                                           ==============    ==============

See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


CONSOLIDATED FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                      Class A
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $    10.46   $    13.78   $    11.88   $    10.44   $    17.23
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net++                   (.04)          .01          .01          .18          .08
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.19)       (3.33)         1.89         1.32       (6.18)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.23)       (3.32)         1.90         1.50       (6.10)
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                            --           --           --           --        (.12)
                   In excess of investment income--net               --           --           --           --        (.09)
                   Realized gain on investments--net                 --           --           --           --           --
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.06)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                    --           --           --        (.06)        (.69)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    10.23   $    10.46   $    13.78   $    11.88   $    10.44
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share           (2.20%)+++     (24.09%)       15.99%       14.60%     (36.00%)
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         2.16%*        1.65%        1.84%        1.97%        1.63%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                   (.78%)*         .09%         .10%        1.94%         .53%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $   33,765   $   40,412   $   76,572   $   83,115   $  219,422
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               67.07%       41.01%       51.68%       84.92%       98.16%
                                                             ==========   ==========   ==========   ==========   ==========




The following per share data and ratios                                                      Class B
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $     9.98   $    13.29   $    11.57   $    10.28   $    17.04
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net++                   (.08)        (.11)        (.12)          .08        (.07)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.20)       (3.20)         1.84         1.27       (6.08)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.28)       (3.31)         1.72         1.35       (6.15)
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                            --           --           --           --        (.07)
                   In excess of investment income--net               --           --           --           --        (.06)
                   Realized gain on investments--net                 --           --           --           --           --
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.06)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                    --           --           --        (.06)        (.61)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     9.70   $     9.98   $    13.29   $    11.57   $    10.28
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share           (2.81%)+++     (24.91%)       14.87%       13.37%     (36.68%)
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         3.23%*        2.72%        2.88%        3.04%        2.67%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                  (1.86%)*      (1.00%)       (.97%)         .91%       (.53%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $   30,436   $   37,713   $   79,861   $   92,104   $  164,929
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               67.07%       41.01%       51.68%       84.92%       98.16%
                                                             ==========   ==========   ==========   ==========   ==========



The following per share data and ratios                                                      Class C
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $     9.94   $    13.24   $    11.53   $    10.24   $    16.99
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net++                   (.08)        (.11)        (.12)          .08        (.07)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.19)       (3.19)         1.83         1.27       (6.08)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.27)       (3.30)         1.71         1.35       (6.15)
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                            --           --           --           --        (.07)
                   In excess of investment income--net               --           --           --           --        (.05)
                   Realized gain on investments--net                 --           --           --           --           --
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.06)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                    --           --           --        (.06)        (.60)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     9.67   $     9.94   $    13.24   $    11.53   $    10.24
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share           (2.72%)+++     (24.92%)       14.83%       13.42%     (36.69%)
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         3.24%*        2.73%        2.89%        3.04%        2.68%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                  (1.88%)*       (.99%)       (.96%)         .90%       (.51%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $    6,597   $    8,065   $   16,442   $   17,768   $   32,339
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               67.07%       41.01%       51.68%       84.92%       98.16%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                      Class D
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $    10.35   $    13.68   $    11.81   $    10.41   $    17.19
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net++                   (.05)        (.02)        (.02)          .16          .04
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.19)       (3.31)         1.89         1.30       (6.15)
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.24)       (3.33)         1.87         1.46       (6.11)
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                            --           --           --           --        (.11)
                   In excess of investment income--net               --           --           --           --        (.08)
                   Realized gain on investments--net                 --           --           --           --           --
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.06)        (.48)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                    --           --           --        (.06)        (.67)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $    10.11   $    10.35   $    13.68   $    11.81   $    10.41
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share           (2.32%)+++     (24.34%)       15.83%       14.26%     (36.13%)
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         2.41%*        1.90%        2.09%        2.20%        1.88%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                  (1.03%)*       (.16%)       (.15%)        1.74%         .28%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $   11,102   $   11,888   $   27,475   $   19,648   $   31,686
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               67.07%       41.01%       51.68%       84.92%       98.16%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Consolidated Financial Statements.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management UK, Ltd. ("MLAM UK"), an affiliate of MLIM. For the six months ended December 31, 2001, no fees were paid to MLAM UK.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                 Account
                               Maintenance      Distribution
                                   Fee              Fee

Class B                            .25%             .75%
Class C                            .25%             .75%
Class D                            .25%              --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders.

For the six months ended December 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                     FAMD         MLPF&S

Class A                              $ 505        $5,351
Class D                              $  82        $1,522


For the six months ended December 31, 2001, MLPF&S received contingent deferred sales charges of $17,934 and $327 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $1,718 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended December 31, 2001, the Fund reimbursed MLIM $7,384 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2001 were $53,866,273 and $65,308,502, respectively.

Net realized losses for the six months ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

                                      Realized         Unrealized
                                       Losses        Gains (Losses)

Long-term investments             $ (15,524,432)     $    2,895,034
Foreign currency transactions          (266,614)           (12,157)
                                  --------------     --------------
Total                             $ (15,791,046)     $    2,882,877
                                  ==============     ==============


As of December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $2,895,034, of which $9,200,252 related to appreciated securities and $6,305,218 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $79,292,285.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $12,552,064 and $59,695,307 for the six months ended December
31, 2001 and for the year ended June 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                              820,901     $    7,474,319
Shares redeemed                      (1,381,262)       (12,816,621)
                                  --------------     --------------
Net decrease                           (560,361)     $  (5,342,302)
                                  ==============     ==============




Class A Shares for the Year                               Dollar
Ended June 30, 2001                       Shares          Amount

Shares sold                              879,436     $    9,403,928
Shares redeemed                      (2,572,221)       (28,834,643)
                                  --------------     --------------
Net decrease                         (1,692,785)     $ (19,430,715)
                                  ==============     ==============




Class B Shares for the Six Months                         Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                               96,092     $      864,116
Automatic conversion of shares         (103,507)          (927,421)
Shares redeemed                        (633,604)        (5,575,855)
                                  --------------     --------------
Net decrease                           (641,019)     $  (5,639,160)
                                  ==============     ==============




Class B Shares for the Year                               Dollar
Ended June 30, 2001                       Shares          Amount

Shares sold                              226,224     $    2,456,422
Automatic conversion of shares         (135,171)        (1,605,266)
Shares redeemed                      (2,321,616)       (25,643,496)
                                  --------------     --------------
Net decrease                         (2,230,563)     $ (24,792,340)
                                  ==============     ==============




Class C Shares for the Six Months                         Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                               16,869     $      148,934
Shares redeemed                        (145,376)        (1,280,608)
                                  --------------     --------------
Net decrease                           (128,507)     $  (1,131,674)
                                  ==============     ==============



Merrill Lynch Developing Capital Markets Fund, Inc.,
December 31, 2001


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                               Dollar
Ended June 30, 2001                       Shares          Amount

Shares sold                               92,113     $      974,785
Shares redeemed                        (522,852)        (5,765,066)
                                  --------------     --------------
Net decrease                           (430,739)     $  (4,790,281)
                                  ==============     ==============




Class D Shares for the Six Months                         Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                               36,510     $      336,103
Automatic conversion of shares            99,675            927,421
                                  --------------     --------------
Total issued                             136,185          1,263,524
Shares redeemed                        (185,749)        (1,702,452)
                                  --------------     --------------
Net decrease                            (49,564)     $    (438,928)
                                  ==============     ==============




Class D Shares for the Year                               Dollar
Ended June 30, 2001                       Shares          Amount

Shares sold                              125,244     $    1,372,769
Automatic conversion of shares           131,068          1,605,266
                                  --------------     --------------
Total issued                             256,312          2,978,035
Shares redeemed                      (1,117,191)       (13,660,006)
                                  --------------     --------------
Net decrease                           (860,879)     $ (10,681,971)
                                  ==============     ==============



5. Commitments:
At December 31, 2001, the Fund had entered into foreign exchange contracts, under which it had agreed to sell foreign currency with an approximate value of $117,000.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended December 31, 2001.


7. Capital Loss Carryforward:
At June 30, 2001, the Fund had a net capital loss carryforward of approximately $220,516,000, of which $5,000 expires in 2003, $594,000 expires in 2005 and $219,917,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll Jr., Senior Vice President
Nicholas Moakes, Portfolio Manager
Josephine Ragni, Portfolio Manager
David Soden, Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863